WM - 1
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2006	2006	2005	2005	2005	2006	2005
PROFITABILITY
Net income	$767	$985	$865	$821	$844	$1,752	$1,745
Net interest income	2,060	2,117	2,241	2,005	2,009	4,176	3,972
Noninterest income	1,578	1,638	1,526	1,208	1,106	3,216	2,364
Noninterest expense	2,229	2,138	2,214	1,860	1,767	4,367	3,548

Diluted earnings per common share:
Income from continuing operations	$0.78	$0.97	$0.84	$0.91	$0.94	$1.75	$1.94
Income from discontinued operations, net	0.01	0.01	0.01	0.01	0.01	0.02	0.03
Net income	0.79	0.98	0.85	0.92	0.95	1.77	1.97

Diluted weighted average number of common shares outstanding(1)	975,504	1,003,460	1,011,395	888,495	887,250	989,408	888,020
Net interest margin	2.65%	2.75%	2.88%	2.73%	2.77%	2.70%	2.80%
Dividends declared per common share	0.51	0.50	0.49	0.48	0.47	1.01	0.93
Book value per common share(2)	27.66	27.45	27.95	25.92	25.62	27.66	25.62
Return on average assets(3)	0.88%	1.14%	0.99%	1.00%	1.05%	1.01%	1.11%
Return on average common equity(3)	11.39	14.18	12.49	14.66	15.33	12.81	15.98
Efficiency ratio(4)(5)	61.27	56.95	58.75	57.88	56.70	59.08	55.99

ASSET QUALITY
Nonperforming assets(6) to total assets(7)	0.62%	0.59%	0.57%	0.52%	0.53%	0.62%	0.53%
Allowance as a percentage of total loans held in portfolio(7)	0.68	0.68	0.74	0.58	0.58	0.68	0.58
Provision for loan and lease losses	$224	$82	$217	$52	$31	$306	$47
Net charge-offs	116	105	137	31	39	220	77

CAPITAL ADEQUACY(7)
Capital Ratios at WMI-consolidated level:
Tangible equity(8) to total tangible assets(8)	5.94%	5.85%	5.72%	5.09%	5.13%	5.94%	5.13%
Estimated total risk-based capital to total risk-weighted assets(9)	11.44	10.90	10.90	10.71	11.10	11.44	11.10
Capital Ratios at WMB-bank only level
(well-capitalized minimum)(10):
Tier 1 capital to adjusted total assets (5.00%)	6.44	6.84	6.56	5.85	5.74	6.44	5.74
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.37	9.04	8.61	8.47	8.38	8.37	8.38
Total risk-based capital to total risk-weighted assets (10.00%)	11.66	11.94	11.62	11.48	11.51	11.66	11.51

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$242,334	$232,505	$227,568	$213,016	$213,638	$237,446	$210,496
Total interest-earning assets(4)	313,239	307,777	314,490	296,529	290,841	310,523	283,971
Total assets	349,561	344,562	349,931	327,292	320,845	347,075	314,544
Total deposits	200,252	191,034	196,799	188,320	183,521	195,668	179,376
Total stockholders' equity	26,932	27,798	27,708	22,412	22,014	27,362	21,848
Period-end balance sheet:
Total loans held in portfolio, net of allowance for loan
and lease losses	241,840	238,362	227,937	216,930	211,494	241,840	211,494
Total assets	350,696	348,667	343,839	333,622	323,533	350,696	323,533
Total deposits	204,558	200,002	193,167	190,412	184,317	204,558	184,317
Total stockholders' equity	26,468	26,156	27,616	22,596	22,350	26,468	22,350
Common shares outstanding at the end of period(1)(11)	962,880	958,819	993,914	877,651	878,384	962,880	878,384
Employees at end of period	56,247	60,381	60,798	56,214	54,377	56,247	54,377

(1)	Number of shares in thousands.
(2)	Excludes six million shares held in escrow for all periods reported.
(3)	Includes income from continuing and discontinued operations.
(4)	Based on continuing operations.
(5)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(6)	Excludes nonaccrual loans held for sale.
(7)	As of period end.
(8)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets (except MSR). Minority interests of $1.96 billion and $1.97 billion at June 30, 2006 and March 31, 2006 are included in the numerator.

(9)	The total risk-based capital ratio is estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(10)	Capital ratios for Washington Mutual Bank ("WMB") at June 30, 2006 are preliminary.
(11)	Includes six million shares held in escrow for all periods reported.

WM - 2
Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Interest Income
Loans held for sale	$398	$466	$676	$665	$580
Loans held in portfolio	3,884	3,576	3,431	2,947	2,833
Available-for-sale securities	368	322	303	238	234
Trading assets	165	198	185	114	91
Other interest and dividend income	120	95	73	65	51
Total interest income	4,935	4,657	4,668	4,029	3,789
Interest Expense
Deposits	1,461	1,221	1,184	996	852
Borrowings	1,414	1,319	1,243	1,028	928
Total interest expense	2,875	2,540	2,427	2,024	1,780
Net interest income	2,060	2,117	2,241	2,005	2,009
Provision for loan and lease losses	224	82	217	52	31
Net interest income after provision for loan and lease losses	1,836	2,035	2,024	1,953	1,978
Noninterest Income
Revenue from sales and servicing of home mortgage loans	222	263	418	710	114
Revenue from sales and servicing of consumer loans	424	376	409	2	2
Depositor and other retail banking fees	641	578	586	578	540
Credit card fees	152	138	139	-	-
Securities fees and commissions	56	52	47	48	47
Insurance income	33	33	37	42	47
Trading assets income (loss)	(129)	(13)	(273)	(171)	285
Gain (loss) from sales of other available-for-sale securities	-	(7)	46	(32)	25
Other income	179	218	117	31	46
Total noninterest income	1,578	1,638	1,526	1,208	1,106
Noninterest Expense
Compensation and benefits(1)	1,021	1,032	1,028	930	876
Occupancy and equipment	435	391	399	372	349
Telecommunications and outsourced information services	145	134	139	107	100
Depositor and other retail banking losses	51	56	60	61	49
Advertising and promotion	117	95	109	78	74
Professional fees	45	36	62	47	38
Other expense	415	394	417	265	281
Total noninterest expense	2,229	2,138	2,214	1,860	1,767
Minority interest expense	37	-	-	-	-
Income from continuing operations before income taxes	1,148	1,535	1,336	1,301	1,317
Income taxes	389	559	479	488	484
Income from continuing operations, net of taxes	759	976	857	813	833
Discontinued Operations(2)
Income from discontinued operations before income taxes	12	15	12	12	17
Income taxes	4	6	4	4	6
Income from discontinued operations, net of taxes	8	9	8	8	11
Net Income	$767	$985	$865	$821	$844

Basic Earnings Per Common Share:
Income from continuing operations	$0.80	$1.00	$0.87	$0.94	$0.97
Income from discontinued operations, net	0.01	0.01	0.01	0.01	0.01
Net income	0.81	1.01	0.88	0.95	0.98

Diluted Earnings Per Common Share:
Income from continuing operations	$0.78	$0.97	$0.84	$0.91	$0.94
Income from discontinued operations, net	0.01	0.01	0.01	0.01	0.01
Net income	0.79	0.98	0.85	0.92	0.95

Dividends declared per common share	0.51	0.50	0.49	0.48	0.47
Basic weighted average number of common shares outstanding (in thousands)	947,023	973,614	980,084	866,541	865,221
Diluted weighted average number of common shares outstanding (in thousands)	975,504	1,003,460	1,011,395	888,495	887,250

(1)
As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

(2)	Represents the operations of the Company's asset management unit, WM Advisors, Inc.

WM-3
Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Six Months Ended
	June 30,	June 30,
	2006	2005
Interest Income
Loans held for sale	$864	$1,053
Loans held in portfolio	7,460	5,448
Available-for-sale securities	690	457
Trading assets	363	170
Other interest and dividend income	215	95
Total interest income	9,592	7,223
Interest Expense
Deposits	2,682	1,548
Borrowings	2,734	1,703
Total interest expense	5,416	3,251
Net interest income	4,176	3,972
Provision for loan and lease losses	306	47
Net interest income after provision for loan and lease losses	3,870	3,925
Noninterest Income
Revenue from sales and servicing of home mortgage loans	486	889
Revenue from sales and servicing of consumer loans	801	2
Depositor and other retail banking fees	1,219	1,030
Credit card fees	291	-
Securities fees and commissions	108	94
Insurance income	66	93
Trading assets income (loss)	(142)	186
Loss from sales of other available-for-sale securities	(8)	(97)
Other income	395	167
Total noninterest income	3,216	2,364
Noninterest Expense
Compensation and benefits(1)	2,054	1,744
Occupancy and equipment	826	750
Telecommunications and outsourced information services	279	203
Depositor and other retail banking losses	108	104
Advertising and promotion	211	128
Professional fees	81	71
Other expense	808	548
Total noninterest expense	4,367	3,548
Minority interest expense	37	-
Income from continuing operations before income taxes	2,682	2,741
Income taxes	947	1,019
Income from continuing operations, net of taxes	1,735	1,722
Discontinued Operations(2)
Income from discontinued operations before income taxes	27	35
Income taxes	10	12
Income from discontinued operations, net of taxes	17	23
Net Income	$1,752	$1,745

Basic Earnings Per Common Share:
Income from continuing operations	$1.81	$1.99
Income from discontinued operations, net	0.02	0.03
Net income	1.83	2.02

Diluted Earnings Per Common Share:
Income from continuing operations	$1.75	$1.94
Income from discontinued operations, net	0.02	0.03
Net income	1.77	1.97

Dividends declared per common share	1.01	0.93
Basic weighted average number of common shares outstanding (in thousands)	960,245	865,078
Diluted weighted average number of common shares outstanding (in thousands)	989,408	888,020

(1)
As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

(2)	Represents the operations of the Company's asset management unit, WM Advisors, Inc.

WM-4
Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions, except per share data)
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Assets
Cash and cash equivalents	$6,630	$5,816	$6,162	$4,874	$4,548
Federal funds sold and securities purchased under agreements to resell	4,112	3,995	2,137	3,194	625
Trading assets	7,445	9,958	10,999	7,351	5,687
Available-for-sale securities, total amortized cost of $28,504, $27,424,
$24,810, $20,757 and $18,999:
Mortgage-backed securities	21,438	21,388	20,648	17,161	14,396
Investment securities	6,358	5,586	4,011	3,603	4,852
Total available-for-sale securities	27,796	26,974	24,659	20,764	19,248
Loans held for sale	23,342	25,020	33,582	48,018	51,122
Loans held in portfolio	243,503	240,004	229,632	218,194	212,737
Allowance for loan and lease losses	(1,663)	(1,642)	(1,695)	(1,264)	(1,243)
Total loans held in portfolio, net of allowance for loan and lease losses	241,840	238,362	227,937	216,930	211,494
Investment in Federal Home Loan Banks	3,500	4,200	4,257	4,228	4,194
Mortgage servicing rights	9,162	8,736	8,041	7,042	5,730
Goodwill	8,339	8,298	8,298	6,196	6,196
Other assets	18,530	17,308	17,767	15,025	14,689
Total assets	$350,696	$348,667	$343,839	$333,622	$323,533
Liabilities
Deposits:
Noninterest-bearing deposits	$35,457	$36,531	$34,014	$36,850	$35,518
Interest-bearing deposits	169,101	163,471	159,153	153,562	148,799
Total deposits	204,558	200,002	193,167	190,412	184,317
Federal funds purchased and commercial paper	6,138	6,841	7,081	7,229	5,864
Securities sold under agreements to repurchase	19,866	15,471	15,532	14,508	14,089
Advances from Federal Home Loan Banks	55,311	65,283	68,771	69,405	71,534
Other borrowings	27,995	24,872	23,777	23,994	20,752
Other liabilities	8,401	8,069	7,880	5,463	4,614
Minority interests(1)	1,959	1,973	15	15	13
Total liabilities	324,228	322,511	316,223	311,026	301,183
Stockholders' equity	26,468	26,156	27,616	22,596	22,350
Total liabilities and stockholders' equity	$350,696	$348,667	$343,839	$333,622	$323,533

(1)	Primarily comprises perpetual non-cumulative preferred securities issued in March 2006 by Washington Mutual Preferred Funding, LLC, an indirect subsidiary of Washington Mutual, Inc.
(2)	Represents the operations of the Company's asset management unit, WM Advisors, Inc.

WM-5
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Stockholders' Equity Rollforward
Balance, beginning of period	$26,156	$27,616	$22,596	$22,350	$21,767
Net income	767	985	865	821	844
Cumulative effect from the adoption of Statement No. 156, net of income taxes(1)	-	35	-	-	-
Other comprehensive (loss) income, net of income taxes	(151)	(219)	(91)	(158)	98
Cash dividends declared on common stock	(486)	(499)	(480)	(419)	(409)
Common stock repurchased and retired	-	(2,108)	(723)	(98)	-
Common stock issued for acquisition	-	-	5,030	-	-
Common stock issued	182	346	419	100	50
Balance, end of period	$26,468	$26,156	$27,616	$22,596	$22,350

(1)
As of January 1, 2006, the Company prospectively applied Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets ("Statement"). This Statement amends Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and permits an entity to choose either to continue the practice of amortizing servicing assets and assess such assets for impairment, or to report servicing assets at fair value. The Company has elected to report all classes of servicing assets at fair value. This Statement also permits the one-time transfer of available-for-sale securities being utilized as MSR risk management instruments to trading securities. The cumulative effects, net of income taxes, resulted in a $29 million increase to January 1, 2006 retained earnings from the MSR fair value election and a $6 million increase to January 1, 2006 accumulated other comprehensive income from the transfer of AFS securities, designated as MSR risk management instruments, to the trading portfolio.

WM-6
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2006	2006	2005	2005	2005	2006	2005
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,509	$1,523	$1,457	$1,417	$1,458	$3,031	$2,859
Provision for loan and lease losses	37	50	42	47	40	87	77
Noninterest income	732	674	689	653	619	1,406	1,193
Inter-segment revenue	19	14	8	12	11	33	22
Noninterest expense	1,138	1,107	1,120	1,080	1,042	2,244	2,054
Income from continuing operations before income taxes	1,085	1,054	992	955	1,006	2,139	1,943
Income taxes	415	403	372	363	381	817	736
Income from continuing operations	670	651	620	592	625	1,322	1,207
Income from discontinued operations, net of taxes	8	9	8	8	11	17	23
Net income	$678	$660	$628	$600	$636	$1,339	$1,230
Performance and other data:
Efficiency ratio(1)	50.33%	50.07%	52.01%	51.86%	49.87%	50.20%	50.41%
Average loans	$195,985	$189,142	$183,780	$179,361	$181,396	$192,587	$179,526
Average assets	208,869	202,235	196,872	191,929	194,029	205,574	192,273
Average deposits:
Checking deposits:
Noninterest bearing	21,418	20,346	19,953	19,350	18,868	20,885	18,232
Interest bearing	37,518	40,343	43,192	45,186	47,531	38,923	48,648
Total checking deposits	58,936	60,689	63,145	64,536	66,399	59,808	66,880
Savings and money market deposits	38,143	37,433	36,594	35,517	34,875	37,790	35,484
Time deposits	41,724	40,940	40,473	38,688	34,265	41,334	31,904
Average total deposits	138,803	139,062	140,212	138,741	135,539	138,932	134,268
Loan volume	10,488	7,255	11,563	11,191	11,704	17,743	24,197
Employees at end of period	29,311	30,336	30,532	30,123	29,046	29,311	29,046
CARD SERVICES GROUP
Managed basis(2)
Condensed income statement:
Net interest income	$610	$614	$637			$1,223
Provision for loan and lease losses	417	330	454			747
Noninterest income	387	345	352			733
Inter-segment expense	1	-	-			2
Noninterest expense	283	289	268			571
Income before income taxes	296	340	267			636
Income taxes	113	130	101			243
Net income	$183	$210	$166			$393
Performance and other data:
Efficiency ratio (1)	28.35%	30.15%	27.08%			29.24%
Average loans	20,473	20,086	19,472			20,281
Average assets	23,044	22,764	22,198			22,905
Employees at end of period	2,627	2,871	3,124			2,627
Securitization adjustments
Condensed income statement:
Net interest income	$(405)	$(432)	$(409)			$(837)
Provision for loan and lease losses	(217)	(225)	(259)			(442)
Noninterest income	188	207	150			395
Performance and other data:
Average loans	$(11,565)	$(12,107)	$(11,011)			$(11,835)
Average assets	(9,753)	(10,219)	(9,267)			(9,985)
Adjusted basis
Condensed income statement:
Net interest income	$205	$182	$228			$386
Provision for loan and lease losses	200	105	195			305
Noninterest income	575	552	502			1,128
Inter-segment expense	1	-	-			2
Noninterest expense	283	289	268			571
Income before income taxes	296	340	267			636
Income taxes	113	130	101			243
Net income	$183	$210	$166			$393
Performance and other data:
Average loans	$8,908	$7,979	$8,461			$8,446
Average assets	13,291	12,545	12,931			12,920
COMMERCIAL GROUP(3)
Condensed income statement:
Net interest income	$203	$199	$222	$222	$218	$403	$446
Provision for loan and lease losses	1	1	1	1	1	2	2
Noninterest income	17	13	109	8	3	29	78
Noninterest expense	57	68	66	63	57	126	111
Income before income taxes	162	143	264	166	163	304	411
Income taxes	62	54	100	62	61	116	155
Net income	$100	$89	$164	$104	$102	$188	$256
Performance and other data:
Efficiency ratio(1)	25.94%	32.24%	19.85%	27.44%	25.84%	29.03%	21.21%
Average loans	$31,625	$31,011	$30,950	$30,455	$29,597	$31,260	$29,580
Average assets	34,188	33,833	34,443	33,854	33,078	33,952	32,904
Average deposits	2,243	2,263	2,428	2,485	2,462	2,253	2,728
Loan volume	2,961	2,769	2,932	3,003	2,864	5,731	5,297
Employees at end of period	1,253	1,332	1,318	1,258	1,284	1,253	1,284

(This table is continued on "WM-7".)
__________________________

(1)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. Under this presentation, loans securitized and sold are added back to the balance sheet and the related interest, fee income and credit losses are added back to the income statement. These securitization adjustments are eliminated in the reconciliation of management accounting methodologies to the Company's GAAP financial results.

(3)
Effective January 1, 2006, the Company reorganized its single family residential mortgage lending operations. This reorganization combined the Company's subprime mortgage origination business, Long Beach Mortgage Company, as well as its Mortgage Banker Finance lending operations with the Home Loans Group. Previously, these operations were reported within the Commercial Group. Prior periods have been recast to reflect this change in organization.

WM-7
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
(This table is continued from "WM-6".)	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2006	2006	2005	2005	2005	2006	2005
HOME LOANS GROUP(1)
Condensed income statement:
Net interest income	$206	$269	$415	$480	$449	$475	$848
Provision for loan and lease losses	1	1	1	1	-	3	2
Noninterest income	453	408	324	659	668	861	1,415
Inter-segment expense	18	14	8	12	11	31	22
Noninterest expense	588	599	656	640	637	1,187	1,247
Income before income taxes	52	63	74	486	469	115	992
Income taxes	20	24	29	183	177	44	373
Net income	$32	$39	$45	$303	$292	$71	$619
Performance and other data:
Efficiency ratio(2)	91.82%	90.19%	89.42%	56.62%	57.48%	90.99%	55.67%
Average loans	$30,742	$34,586	$51,073	$53,424	$48,040	$32,653	$43,497
Average assets	58,440	64,171	78,365	75,138	68,928	61,289	64,991
Average deposits	20,124	16,530	19,134	21,563	19,119	18,337	18,268
Loan volume	41,364	44,998	48,701	56,471	53,030	86,362	97,525
Employees at end of period	13,964	16,026	16,183	15,677	15,048	13,964	15,048
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(182)	$(175)	$(196)	$(229)	$(230)	$(358)	$(408)
Noninterest income (expense)	(81)	153	20	(62)	(49)	73	(124)
Noninterest expense	163	75	104	77	31	239	136
Minority interest expense	37	-	-	-	-	37	-
Income (loss) before income taxes	(463)	(97)	(280)	(368)	(310)	(561)	(668)
Income taxes (benefit)	(179)	(52)	(111)	(150)	(126)	(235)	(270)
Net income (loss)	$(284)	$(45)	$(169)	$(218)	$(184)	$(326)	$(398)
Performance and other data:
Average loans	$1,068	$1,142	$1,126	$1,073	$1,030	$1,160	$1,054
Average assets	36,325	33,479	29,036	28,098	26,575	34,966	26,159
Average deposits	39,082	33,179	35,025	25,531	26,401	36,146	24,112
Loan volume	82	24	96	67	20	105	114
Employees at end of period	9,092	9,816	9,641	9,156	8,999	9,092	8,999

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(3)	$119	$119	$115	$115	$114	$239	$227
Provision (reversal of reserve) for loan and lease losses(4)	(15)	(75)	(22)	3	(10)	(91)	(34)
Noninterest income (expense)(5)	(118)	(162)	(118)	(50)	(135)	(281)	(198)
Income (loss) before income taxes	16	32	19	62	(11)	49	63
Income taxes (benefit)(6)	(42)	-	(12)	30	(9)	(38)	25
Net income (loss)	$58	$32	$31	$32	$(2)	$87	$38
Performance and other data:
Average loans(7)	$(1,458)	$(1,534)	$(1,516)	$(1,550)	$(1,541)	$(1,496)	$(1,548)
Average assets(7)(8)	(1,552)	(1,701)	(1,716)	(1,727)	(1,765)	(1,626)	(1,783)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,060	$2,117	$2,241	$2,005	$2,009	$4,176	$3,972
Provision for loan and lease losses	224	82	217	52	31	306	47
Noninterest income	1,578	1,638	1,526	1,208	1,106	3,216	2,364
Noninterest expense	2,229	2,138	2,214	1,860	1,767	4,367	3,548
Minority interest expense	37	-	-	-	-	37	-
Income from continuing operations before income taxes	1,148	1,535	1,336	1,301	1,317	2,682	2,741
Income taxes	389	559	479	488	484	947	1,019
Income from continuing operations	759	976	857	813	833	1,735	1,722
Income from discontinued operations, net of taxes	8	9	8	8	11	17	23
Net income	$767	$985	$865	$821	$844	$1,752	$1,745
Performance and other data:
Efficiency ratio(2)	61.27%	56.95%	58.75%	57.88%	56.70%	59.08%	55.99%
Average loans	$266,870	$262,326	$273,874	$262,763	$258,522	$264,610	$252,109
Average assets	349,561	344,562	349,931	327,292	320,845	347,075	314,544
Average deposits	200,252	191,034	196,799	188,320	183,521	195,668	179,376
Loan volume	54,895	55,046	63,292	70,732	67,618	109,941	127,133
Employees at end of period	56,247	60,381	60,798	56,214	54,377	56,247	54,377

__________________________
(1)	See note 3 on preceding table.
(2)	See note 1 on preceding table.
(3)
Represents the difference between home loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(4)
Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

(5)
Represents the difference between gain from mortgage loans primarily recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company's Consolidated Statements of Income. A substantial amount of loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(6)	Represents the tax effect of reconciling adjustments.
(7)	Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized from the transfer of portfolio loans from the Home Loans Group.
(8)
Includes the impact to the allowance for loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

Quarter Ended				Six Months Ended
June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,
2006	2006	2005	2005	2006	2005
$(94)	$(167)	$(200)	$(177)	$(224)	($235)

WM-8
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

				Quarter Ended
	June 30, 2006			Mar. 31, 2006			June 30, 2005
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under
agreements to resell	$4,413	4.99%	$56	$3,754	4.62%	$43	$1,972	2.96%	$15
Trading assets	8,595	7.69	165	11,692	6.80	198	6,252	5.85	91
Available-for-sale securities(1):
Mortgage-backed securities	21,840	5.34	292	20,144	5.29	266	15,065	4.67	176
Investment securities	6,215	4.91	76	4,845	4.62	56	4,764	4.84	58
Loans held for sale(2)	24,536	6.48	398	29,821	6.25	466	44,884	5.16	580
Loans held in portfolio(2):
Loans secured by real estate:
Home(3)	125,559	5.77	1,809	117,720	5.58	1,643	111,272	4.88	1,358
Specialty mortgage finance(4)	19,603	6.19	304	19,956	5.92	295	20,913	5.90	309
Total home loans	145,162	5.82	2,113	137,676	5.63	1,938	132,185	5.04	1,667
Home equity loans and lines of credit	52,262	7.29	950	51,331	6.97	884	47,200	5.79	682
Home construction(5)	2,068	6.47	33	2,059	6.34	33	2,047	6.43	33
Multi-family	26,291	6.23	410	25,758	5.92	382	23,715	5.27	312
Other real estate	5,585	6.97	98	5,157	6.84	88	5,092	6.81	88
Total loans secured by real estate	231,368	6.23	3,604	221,981	6.01	3,325	210,239	5.29	2,782
Consumer:
Credit card	8,448	11.28	238	7,808	10.74	206	-	-	-
Other	594	9.74	14	622	11.03	17	722	10.75	19
Commercial	1,924	5.87	28	2,094	5.42	28	2,677	4.73	32
Total loans held in portfolio	242,334	6.42	3,884	232,505	6.18	3,576	213,638	5.31	2,833
Other(6)	5,306	4.80	64	5,016	4.17	52	4,266	3.45	36
Total interest-earning assets	313,239	6.30	4,935	307,777	6.07	4,657	290,841	5.21	3,789
Noninterest-earning assets:
Mortgage servicing rights	9,003			8,260			6,195
Goodwill	8,302			8,298			6,196
Other assets(7)	19,017			20,227			17,613
Total assets	$349,561			$344,562			$320,845
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$37,603	2.61	245	$40,436	2.29	228	$47,654	1.86	221
Savings and money market deposits	48,095	2.82	339	44,816	2.38	263	41,424	1.60	165
Time deposits	79,541	4.39	877	73,182	4.02	730	60,066	3.10	466
Total interest-bearing deposits	165,239	3.53	1,461	158,434	3.11	1,221	149,144	2.28	852
Federal funds purchased and commercial paper	7,767	4.97	97	7,463	4.46	83	2,749	3.09	21
Securities sold under agreements to repurchase	17,923	4.97	225	15,280	4.46	170	16,390	3.13	130
Advances from Federal Home Loan Banks	60,862	4.85	745	66,995	4.46	746	69,512	3.21	563
Other	26,239	5.27	347	26,636	4.81	320	21,491	4.00	214
Total interest-bearing liabilities	278,030	4.12	2,875	274,808	3.72	2,540	259,286	2.74	1,780
Noninterest-bearing sources:
Noninterest-bearing deposits	35,013			32,600			34,377
Other liabilities(8)	7,621			8,804			5,155
Minority interests	1,965			552			13
Stockholders' equity	26,932			27,798			22,014
Total liabilities and stockholders' equity	$349,561			$344,562			$320,845
Net interest spread and net interest income		2.18	$2,060		2.35	$2,117		2.47	$2,009
Impact of noninterest-bearing sources		0.47			0.40			0.30
Net interest margin		2.65			2.75			2.77

________________
(1)	The average balance and yield are based on average amortized cost balances.
(2)	Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $239 million, $189 million and $50 million for the three months ended June 30, 2006, March 31, 2006 and June 30, 2005.

(4)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)	Interest-earning assets in nonaccrual status (other than loans) and related income, if any, are included within this category.
(7)	Includes assets of discontinued operations.
(8)	Includes liabilities of discontinued operations.

WM-9
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Six Months Ended
	June 30, 2006			June 30, 2005
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$4,086	4.82%	$99	$1,665	2.80%	$24
Trading assets	10,135	7.18	363	5,984	5.70	170
Available-for-sale securities(1):
Mortgage-backed securities	20,997	5.31	558	15,275	4.56	348
Investment securities	5,534	4.78	132	4,696	4.64	109
Loans held for sale(2)	27,164	6.36	864	41,613	5.06	1,053
Loans held in portfolio(2):
Loans secured by real estate:
Home(3)	121,661	5.68	3,452	110,705	4.77	2,639
Specialty mortgage finance(4)	19,779	6.06	599	19,740	5.82	575
Total home loans	141,440	5.73	4,051	130,445	4.93	3,214
Home equity loans and lines of credit	51,800	7.13	1,834	45,947	5.62	1,283
Home construction(5)	2,063	6.41	66	2,144	6.09	65
Multi-family	26,026	6.08	791	23,194	5.17	600
Other real estate	5,372	6.90	186	5,257	6.76	178
Total loans secured by real estate	226,701	6.12	6,928	206,987	5.17	5,340
Consumer:
Credit card	8,130	11.02	444	-	-	-
Other	607	10.40	32	746	10.62	40
Commercial business	2,008	5.63	56	2,763	4.99	68
Total loans held in portfolio	237,446	6.30	7,460	210,496	5.18	5,448
Other(6)	5,161	4.50	116	4,242	3.36	71
Total interest-earning assets	310,523	6.19	9,592	283,971	5.09	7,223
Noninterest-earning assets:
Mortgage servicing rights	8,634			6,143
Goodwill	8,300			6,196
Other assets(7)	19,618			18,234
Total assets	$347,075			$314,544
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$39,012	2.45	473	$48,780	1.74	421
Savings and money market deposits	46,464	2.61	602	41,709	1.51	312
Time deposits	76,379	4.22	1,607	55,421	2.95	815
Total interest-bearing deposits	161,855	3.33	2,682	145,910	2.13	1,548
Federal funds purchased and commercial paper	7,616	4.72	179	3,116	2.75	43
Securities sold under agreements to repurchase	16,608	4.74	396	16,505	2.89	240
Advances from Federal Home Loan Banks	63,912	4.65	1,491	68,059	3.02	1,032
Other	26,437	5.04	668	19,954	3.90	388
Total interest-bearing liabilities	276,428	3.92	5,416	253,544	2.57	3,251
Noninterest-bearing sources:
Noninterest-bearing deposits	33,813			33,466
Other liabilities(8)	8,210			5,673
Minority interests	1,262			13
Stockholders' equity	27,362			21,848
Total liabilities and stockholders' equity	$347,075			$314,544
Net interest spread and net interest income		2.27	$4,176		2.52	$3,972
Impact of noninterest-bearing sources		0.43			0.28
Net interest margin		2.70			2.80

________________
(1)	The average balance and yield are based on average amortized cost balances.
(2)	Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $428 million and $72 million for the six months ended June 30, 2006 and June 30, 2005.

(4)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)	Interest-earning assets in nonaccrual status (other than loans) and related income, if any, are included within this category.
(7)	Includes assets of discontinued operations.
(8)	Includes liabilities of discontinued operations.

WM-10
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	March 31, 2006	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	to June 30, 2006	2006	2006	2005	2005	2005
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$72	$22,450	$22,378	$20,752	$20,622	$19,093
Interest bearing	(3,331)	35,958	39,289	42,253	44,294	46,031
Total checking deposits	(3,259)	58,408	61,667	63,005	64,916	65,124
Savings and money market deposits	(533)	37,664	38,197	36,664	35,579	34,514
Time deposits(1)	2,151	43,685	41,534	40,359	40,476	36,162
Total retail deposits	(1,641)	139,757	141,398	140,028	140,971	135,800
Commercial business deposits	1,066	15,625	14,559	11,459	9,758	9,648
Wholesale deposits	5,747	37,024	31,277	29,917	24,534	23,638
Custodial and escrow deposits(2)	(616)	12,152	12,768	11,763	15,149	15,231
Total deposits	$4,556	$204,558	$200,002	$193,167	$190,412	$184,317

(1)	Weighted average remaining maturity of time deposits was 10 months at June 30, 2006 and March 31, 2006, 11 months at December 31, 2005, 12 months at September 30, 2005 and 13 months at June 30, 2005.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Retail Deposit Accounts(1)
Checking	10,627,854	10,223,664	9,883,507	9,680,317	9,427,222
Money market and savings	6,161,187	5,929,653	5,694,102	5,560,060	5,395,091
Total transaction accounts, end of period(2)	16,789,041	16,153,317	15,577,609	15,240,377	14,822,313

Net change in checking accounts	404,190	340,157	203,190	253,095	244,028
Net change in total transaction accounts	635,724	575,708	337,232	418,064	388,212

(1)	The information provided in this table represents the number of accounts.
(2)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	June 30,		Mar. 31,	Dec. 31,		Sept. 30,	June 30,
	2006		2006	2005		2005	2005
Retail Banking Stores
Stores, beginning of period	2,168		2,140	2,051		1,997	1,968
Stores opened during the quarter	35		29	97	(1)	56	30
Stores closed during the quarter	(2	)(1)	(1)	(8)		(2)	(1)
Stores, end of period	2,201		2,168	2,140		2,051	1,997

(1)
Includes two retail stores acquired through the merger with Providian Financial Corporation. These stores were not considered to be an integral component of Washington Mutual's retail banking franchise and were subsequently sold in April of 2006.

WM-11
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$11,256	$8,777	$12,565	$16,353	$19,564
Other ARMs	1,859	2,943	1,222	1,237	367
Total short-term adjustable-rate loans	13,115	11,720	13,787	17,590	19,931
Medium-term adjustable-rate loans(2)	16,041	14,865	14,581	16,454	13,388
Fixed-rate loans	13,695	17,605	22,061	22,098	20,082
Total home loan volume(3)	42,851	44,190	50,429	56,142	53,401
Home equity loans and lines of credit	8,251	7,306	9,118	10,828	10,888
Home construction loans(4)	421	493	479	370	258
Multi-family	2,230	2,034	2,595	2,580	2,459
Other real estate	787	716	419	465	371
Total loans secured by real estate	54,540	54,739	63,040	70,385	67,377
Consumer(5)	36	49	79	182	82
Commercial	319	258	173	165	159
Total loan volume	$54,895	$55,046	$63,292	$70,732	$67,618
Loan Volume by Channel
Retail	$23,709	$22,580	$27,676	$32,614	$30,565
Wholesale	14,798	16,722	17,190	20,000	20,323
Purchased/correspondent	16,388	15,744	18,426	18,118	16,730
Total loan volume by channel	$54,895	$55,046	$63,292	$70,732	$67,618
Refinancing Activity(6)
Home loan refinancing	$22,414	$23,756	$27,435	$29,084	$27,583
Home equity loans and lines of credit and consumer	161	211	219	245	475
Home construction loans	17	17	12	17	13
Multi-family and other real estate	799	774	831	738	700
Total refinancing	$23,391	$24,758	$28,497	$30,084	$28,771

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $104 million, $266 million, $304 million, $466 million and $477 million for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005.

_________________
(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage Company. Specialty mortgage finance loan volumes were $7.28 billion, $6.42 billion, $9.67 billion, $8.41 billion and $8.75 billion for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005.

(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

WM-12
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Six Months Ended
	June 30, 2006	June 30, 2005
Loan Volume
Home loans:
Short-term adjustable-rate loans (1):
Option ARMs	$20,033	$35,208
Other ARMs	4,802	1,341
Total short-term adjustable-rate loans	24,835	36,549
Medium-term adjustable-rate loans(2)	30,906	26,796
Fixed-rate loans	31,300	37,806
Total home loan volume(3)	87,041	101,151
Home equity loans and lines of credit	15,558	19,775
Home construction loans(4)	914	503
Multi-family	4,264	4,580
Other real estate	1,502	716
Total loans secured by real estate	109,279	126,725
Consumer(5)	85	126
Commercial	577	282
Total loan volume	$109,941	$127,133
Loan Volume by Channel
Retail	$46,289	$56,134
Wholesale	31,520	37,039
Purchased/correspondent	32,132	33,960
Total loan volume by channel	$109,941	$127,133
Refinancing Activity(6)
Home loan refinancing	$46,170	$56,224
Home equity loans and lines of credit and consumer	372	867
Home construction loans	34	23
Multi-family and other real estate	1,573	1,360
Total refinancing	$48,149	$58,474

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $371 million and $1.04 billion for the six months ended June 30, 2006 and June 30, 2005.

_________________
(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage Company. Specialty mortgage finance loan volumes were $13.70 billion and $16.41 billion for the six months ended June 30, 2006 and June 30, 2005.

(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

WM-13
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	March 31, 2006	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	to June 30, 2006	2006	2006	2005	2005	2005
Loans by Product Type
Loans held in portfolio:
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(3,379)	$66,790	$70,169	$70,191	$67,863	$66,533
Other ARMs	956	16,737	15,781	14,666	12,956	10,903
Total short-term adjustable-rate loans	(2,423)	83,527	85,950	84,857	80,819	77,436
Medium-term adjustable-rate loans(3)	2,641	52,032	49,391	41,511	43,610	43,499
Fixed-rate loans	1,482	10,142	8,660	8,922	8,616	8,638
Total home loans(4)	1,700	145,701	144,001	135,290	133,045	129,573
Home equity loans and lines of credit	1,109	52,981	51,872	50,851	50,066	48,449
Home construction(5)	(13)	2,082	2,095	2,037	2,019	2,037
Multi-family	598	26,749	26,151	25,601	25,014	24,240
Other real estate	184	5,537	5,353	5,035	4,929	4,915
Total loans secured by real estate	3,578	233,050	229,472	218,814	215,073	209,214
Consumer:
Credit card	545	8,451	7,906	8,043	-	-
Other	(315)	287	602	638	669	703
Commercial	(309)	1,715	2,024	2,137	2,452	2,820
Total loans held in portfolio(6)	3,499	243,503	240,004	229,632	218,194	212,737
Less: allowance for loan and lease losses	(21)	(1,663)	(1,642)	(1,695)	(1,264)	(1,243)
Total net loans held in portfolio	3,478	241,840	238,362	227,937	216,930	211,494
Loans held for sale(7)	(1,678)	23,342	25,020	33,582	48,018	51,122
Total net loans	$1,800	$265,182	$263,382	$261,519	$264,948	$262,616

(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)
The total amount by which the unpaid principal balance ("UPB") of Option ARM loans exceeded their original principal amount was $461 million at June 30, 2006, $291 million at March 31, 2006, $157 million at December 31, 2005, $76 million at September 30, 2005 and $34 million at June 30, 2005.

(3)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(4)
Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio. Specialty mortgage finance loans were $20.50 billion, $20.24 billion, $21.15 billion, $21.16 billion and $20.17 billion at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005.

(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Includes net unamortized deferred loan origination costs of $1.62 billion, $1.61 billion, $1.53 billion, $1.47 billion and $1.39 billion at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005.

(7)
Fair value of loans held for sale was $23.35 billion, $25.03 billion, $33.70 billion, $48.14 billion and $51.39 billion as of June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005.

WM-14
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Mar. 31, 2006	June 30,	Coupon	Mar. 31,	Coupon	June 30,	Coupon
	to June 30, 2006	2006	Rate	2006	Rate	2005	Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(3,379)	$66,790	6.73%	$70,169	6.34%	$66,533	5.06%
Other ARMs	956	16,737	6.81	15,781	6.64	10,903	6.37
Total short-term adjustable-rate loans	(2,423)	83,527	6.75	85,950	6.39	77,436	5.24
Medium-term adjustable-rate loans(2)	2,641	52,032	5.68	49,391	5.61	43,499	5.53
Fixed-rate loans	1,482	10,142	6.28	8,660	6.54	8,638	6.60
Total home loans held in portfolio	1,700	145,701	6.34	144,001	6.13	129,573	5.43
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	(541)	36,640	8.33	37,181	7.79	36,815	6.16
Fixed-rate loans	1,650	16,341	6.88	14,691	6.69	11,634	6.37
Total home equity loans and lines of credit	1,109	52,981	7.88	51,872	7.48	48,449	6.21
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(251)	9,255	6.54	9,506	6.13	8,979	4.98
Other ARMs	(185)	6,095	6.66	6,280	6.27	6,312	5.13
Total short-term adjustable-rate loans	(436)	15,350	6.59	15,786	6.19	15,291	5.04
Medium-term adjustable-rate loans(2)	990	9,781	5.46	8,791	5.35	7,365	5.26
Fixed-rate loans	44	1,618	6.48	1,574	6.51	1,584	6.75
Total multi-family loans held in portfolio	598	26,749	6.17	26,151	5.93	24,240	5.22
Total selected loans held in portfolio secured by real estate(3)	3,407	225,431	6.68	222,024	6.42	202,262	5.59
Loans held for sale(4)	(1,812)	23,031	6.43	24,843	6.53	50,986	5.12
Total selected loans secured by real estate	1,595	248,462	6.66	246,867	6.44	253,248	5.50
MBS(5):
Short-term adjustable-rate MBS(1)	295	9,058	5.42	8,763	5.13	9,687	4.15
Medium-term adjustable-rate MBS(2)	(167)	3,853	4.97	4,020	4.93	1,571	4.68
Fixed-rate MBS	(78)	8,527	5.27	8,605	5.21	3,111	5.20
Total MBS(6)	50	21,438	5.28	21,388	5.13	14,369	4.44
Total selected loans secured by real estate and MBS	$1,645	$269,900	6.55	$268,255	6.33	$267,617	5.44

(1)	Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.
(3)
At June 30, 2006, March 31, 2006, and June 30, 2005, the adjustable-rate loans with lifetime caps were $193.17 billion, $193.55 billion and $177.53 billion with a lifetime weighted average cap rate of 12.13%, 12.16% and 12.35%.

(4)	Excludes credit card and student loans.
(5)	Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6)
At June 30, 2006, March 31, 2006 and June 30, 2005, the par value of adjustable-rate MBS with lifetime caps were $12.81 billion, $12.92 billion and $11.10 billion with a lifetime weighted average cap rate of 10.42%, 10.36% and 10.15%.

	Mar. 31, 2006	Dec. 31, 2005
	to June 30, 2006	to June 30, 2006
Rollforward of Loans Held for Sale
Balance, beginning of period	$25,020	$33,582
Mortgage loans originated, purchased and transferred from held in portfolio	31,243	60,138
Mortgage loans transferred to held in portfolio	(490)	(2,500)
Mortgage loans sold and other	(32,565)	(67,535)
Net change in consumer loans held for sale	134	(343)
Balance, end of period	$23,342	$23,342

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$144,001	$135,290
Loans originated, purchased and transferred from held for sale	12,928	31,279
Loan payments, transferred to held for sale and other	(11,228)	(20,868)
Balance, end of period	$145,701	$145,701

WM-15
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
			Pro Forma Results Assuming Retrospective Application of SFAS No. 156
Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(2):
Gain from home mortgage loans and originated mortgage-backed securities	$184	$157	$213	$206	$250
Revaluation gain (loss) from derivatives economically hedging loans held for sale	67	52	25	73	(79)
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	251	209	238	279	171
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	586	572	544	534	523
Change in MSR fair value due to payments on loans and other(1)	(460)	(409)	(483)	(480)	(404)
Net mortgage loan servicing revenue	126	163	61	54	119
Change in MSR fair value due to valuation inputs or assumptions(1)	435	413	805	1,193	(1,224)
Revaluation gain (loss) from derivatives economically hedging MSR(1)	(433)	(522)	(654)	(810)	1,047
Adjustment to MSR fair value for pending MSR sale	(157)	-	-	-	-
Home mortgage loan servicing revenue (expense), net of MSR valuation
changes and derivative risk management instruments	(29)	54	212	437	(58)
Total revenue from sales and servicing of home mortgage loans	$222	$263	450	716	113
Reconciliation from pro forma to GAAP results(1):
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value			(39)	(10)	(3)
Other			7	4	4
Total GAAP revenue from sales and servicing of home mortgage loans			$418	$710	$114

	Six Months Ended
		Pro Forma Results Assuming Retrospective Application of SFAS No. 156

Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	June 30	June 30,
	2006,	2005

Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(2):
Gain from home mortgage loans and originated mortgage-backed securities	$341	$431
Revaluation gain from derivatives economically hedging loans held for sale	119	1
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	460	432
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	1,159	1,033
Change in MSR fair value due to payments on loans and other(1)	(869)	(766)
Net mortgage loan servicing revenue	290	267
Change in MSR fair value due to valuation inputs or assumptions(1)	849	(460)
Revaluation gain (loss) from derivatives economically hedging MSR(1)	(956)	649
Adjustment to MSR fair value for pending MSR sale	(157)	-
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	26	456
Total revenue from sales and servicing of home mortgage loans	$486	888
Reconciliation from pro forma to GAAP results(1):
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value		(8)
Other		9
Total GAAP revenue from sales and servicing of home mortgage loans		$889

(1)
The results for the quarters ended June 30, 2006, March 31, 2006 and the six months ended June 30, 2006 reflect the adoption of the fair value measurement method of accounting for mortgage servicing rights ("MSR") permitted by Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets, an amendment to FASB Statement No. 140 ("Statement"). The Company has adopted the Statement effective January 1, 2006, and the retrospective application of this Statement to prior periods is not permitted. Management believes that due to the significant differences between the fair value measurement method and the amortization method of accounting for MSR, comparative information prepared on a similar basis of accounting is valuable to users of this financial information. The quarterly information for 2005 is a non-GAAP measure, and incorporates the following assumptions: 1) the fair value measurement method of accounting for MSR was in effect during 2005, 2) MSR are initially capitalized at fair value instead of allocated book value, and 3) the change in value of available-for-sale securities that were on the balance sheet at December 31, 2005 and designated as MSR risk management instruments are reported as revaluation gain (loss) on trading securities. A reconciliation of the non-GAAP amounts to the previously disclosed GAAP results has been provided.

(2)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(3)	Includes late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors compared to what is collected from the borrowers upon payoff).

WM-16
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
			Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
MSR Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions(2)	$435	$413	$805	$1,193	$(1,224)
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	(433)	(522)	(654)	(810)	1,047
Revaluation gain (loss) from certain trading securities(2)	(47)	(42)	(165)	(219)	259
Gain from certain available-for-sale securities	-	-	-	-	26
Total gain (loss) on MSR risk management instruments	(480)	(564)	(819)	(1,029)	1,332
Total MSR risk management	$(45)	$(151)	$(14)	$164	$108
Reconciliation from pro forma to GAAP results(2):
Revaluation gain (loss) from certain trading securities			$(165)	$(219)	$259
Add back: Decrease in value of trading securities assumed transferred
from the available-for-sale securities portfolio			8	2	-
Total GAAP impact of MSR risk management trading securities			$(157)	$(217)	$259

	Six Months Ended
		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	June 30,	June 30,
	2006	2005
MSR Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions(2)	$849	$(460)
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	(956)	649
Revaluation gain (loss)from certain trading securities(2)	(89)	150
Loss from certain available-for-sale securities	-	(18)
Total gain (loss) on MSR risk management instruments	(1,045)	781
Total MSR risk management	$(196)	$321
Reconciliation from pro forma to GAAP results(2):
Revaluation gain from certain trading securities		$150
Add back: Decrease in value of trading securities assumed transferred
from the available-for-sale securities portfolio		-
Total GAAP impact of MSR risk management trading securities		$150

(1)	Excludes $157 million loss on pending MSR sale.
(2)	Refer to footnote (1) on table WM-15.

WM-17
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,		Dec. 31,	Sept. 30,	June 30,
	2006	2006		2005	2005	2005
Rollforward of Mortgage Servicing Rights(1)(2)
Balance, beginning of period	$8,736	$8,041		$7,042	$5,730	$6,802
Home loans:
Additions	607	633		703	605	555
Changes in MSR fair value due to valuation inputs or
assumptions	435	413		-	-	-
Payments on loans and other	(460)	(409)		-	-	-
Adjustment to MSR fair value for pending MSR sale	(157)	-		-	-	-
Fair value basis adjustment(3)	-	57		-	-	-
Amortization	-	-		(482)	(555)	(564)
(Impairment) reversal	-	-		353	413	(250)
Statement No. 133 MSR accounting valuation adjustments	-	-		419	849	(813)
Net change in commercial real estate MSR	1	1		6	-	-
Balance, end of period	$9,162	$8,736		$8,041	$7,042	$5,730
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$-	$914		$1,312	$1,746	$1,513
Impairment (reversal)	-	-		(353)	(413)	250
Other-than-temporary impairment	-	-		(43)	(18)	(11)
Other	-	(914	)(3)	(2)	(3)	(6)
Balance, end of period	$-	$-		$914	$1,312	$1,746
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$569,501	$563,208		$547,578	$543,324	$542,797
Home loans:
Additions	30,949	35,026		51,642	43,418	36,174
Loan payments and other	(30,377)	(29,063)		(37,245)	(39,005)	(35,689)
Net change in commercial real estate loans serviced for others	279	330		1,233	(159)	42
Balance, end of period	$570,352	$569,501		$563,208	$547,578	$543,324

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Total Servicing Portfolio
Mortgage loans serviced for others	$570,352	$569,501	$563,208	$547,578	$543,324
Consumer loans serviced for others	12,205	11,822	11,014	-	-
Servicing on retained MBS without MSR	1,262	1,334	1,404	1,487	1,592
Servicing on owned loans	247,489	245,469	242,114	245,165	243,494
Subservicing portfolio	552	588	629	749	825
Total servicing portfolio	$831,860	$828,714	$818,369	$794,979	$789,235

	June 30, 2006
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Government	$43,339	45
Agency	328,392	32
Private	165,475	47
Specialty home loans	33,146	50
Total mortgage loans serviced for others(4)	$570,352	38

(1)	Net of valuation allowance for all periods in 2005.
(2)	MSR as a percentage of mortgage loans serviced for others was 1.61%, 1.53%, 1.43%, 1.29% and 1.05% at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005.
(3)
The Company adopted Statement No. 156, Accounting for Servicing of Financial Assets, on January 1, 2006, and elected to measure mortgage servicing assets at fair value. In accordance with this Statement, this new accounting principle has been applied prospectively to all new and existing mortgage servicing assets. Upon adoption of the fair value election, the valuation allowance was written off against the recorded value of the MSR, and the $57 million difference between the net carrying value and fair value was recorded as an increase to the basis of the Company's mortgage servicing rights.

(4)	Weighted average coupon rate (annualized) was 6.06% at June 30, 2006.

WM-18
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,642	$1,695	$1,264	$1,243	$1,280
Allowance transferred to loans held for sale	(87)	(30)	(241)	-	(29)
Allowance acquired through business combinations	-	-	592	-	-
Provision for loan and lease losses	224	82	217	52	31
	1,779	1,747	1,832	1,295	1,282
Loans charged off:
Loans secured by real estate:
Home	(11)	(11)	(7)	(9)	(11)
Specialty mortgage finance(1)	(20)	(20)	(14)	(15)	(11)
Total home loans charged off	(31)	(31)	(21)	(24)	(22)
Home equity loans and lines of credit	(7)	(5)	(6)	(10)	(8)
Home construction(2)	-	-	-	-	(2)
Multi-family	-	-	-	-	(1)
Other real estate	-	(3)	(1)	(4)	(2)
Total loans secured by real estate	(38)	(39)	(28)	(38)	(35)
Consumer:
Credit card	(94)	(63)	(138)	-	-
Other	(6)	(7)	(8)	(8)	(9)
Commercial	(4)	(8)	(16)	(4)	(8)
Total loans charged off	(142)	(117)	(190)	(50)	(52)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home	1	-	-	-	-
Specialty mortgage finance(1)	1	1	1	1	1
Total home loan recoveries	2	1	1	1	1
Home equity loans and lines of credit	3	1	7	1	1
Multi-family	1	-	-	2	-
Other real estate	1	1	-	8	3
Total loans secured by real estate	7	3	8	12	5
Consumer:
Credit card	15	4	40	-	-
Other	3	4	3	5	6
Commercial	1	1	2	2	2
Total recoveries of loans previously charged off	26	12	53	19	13
Net charge-offs	(116)	(105)	(137)	(31)	(39)
Balance, end of quarter	$1,663	$1,642	$1,695	$1,264	$1,243

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.19%	0.18%	0.24%	0.06%	0.07%
Allowance as a percentage of total loans held in portfolio	0.68	0.68	0.74	0.58	0.58

(1)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

WM-19
Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2006	2006	2005	2005	2005
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$512	$490	$565	$472	$495
Specialty mortgage finance(2)	1,085	1,012	872	755	692
Total home nonaccrual loans	1,597	1,502	1,437	1,227	1,187
Home equity loans and lines of credit	110	92	88	68	67
Home construction(3)	31	15	10	10	11
Multi-family	19	21	25	18	15
Other real estate	56	69	70	69	116
Total nonaccrual loans secured by real estate	1,813	1,699	1,630	1,392	1,396
Consumer	1	6	8	8	8
Commercial	16	26	48	65	59
Total nonaccrual loans held in portfolio	1,830	1,731	1,686	1,465	1,463
Foreclosed assets(4)	330	309	276	256	256
Total nonperforming assets	$2,160	$2,040	$1,962	$1,721	$1,719
As a percentage of total assets	0.62%	0.59%	0.57%	0.52%	0.53%
Restructured loans	$20	$21	$22	$25	$25
Total nonperforming assets and restructured loans	$2,180	$2,061	$1,984	$1,746	$1,744

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $122 million, $201 million, $245 million, $152 million and $108 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005. Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $142 million, $167 million, $79 million, $80 million and $72 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005 have been excluded. These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veteran’s Affairs (“VA”).